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                                                                    EXHIBIT 10.6


                                FIRST AMENDMENT
                            TO ENERGY PARTNERS, LTD.
               STOCK AND DEFERRAL PLAN FOR NON-EMPLOYEE DIRECTORS

        THIS IS THE FIRST AMENDMENT (THIS "FIRST AMENDMENT"), EFFECTIVE AS OF SEPTEMBER 12, 2000, TO THE STOCK AND DEFERRAL PLAN FOR NON-EMPLOYEE DIRECTORS (THE "PLAN"), OF ENERGY PARTNERS, LTD. (THE "COMPANY").

WHEREAS, PURSUANT TO ARTICLE XIV OF THE PLAN THE BOARD OF DIRECTORS MAY AMEND THE PLAN AT ANY TIME IN ITS SOLE AND ABSOLUTE DISCRETION;

WHEREAS, THE BOARD OF DIRECTORS HAS RESOLVED TO AMEND THE TRANSFERABILITY PROVISIONS OF THE PLAN;

NOW, THEREFORE, IN CONSIDERATION OF THE PROMISES AND OF THE MUTUAL AGREEMENTS HEREIN CONTAINED, THE UNDERSIGNED DIRECTORS HEREBY AGREE AS FOLLOWS:

          5. DEFINED TERMS. TERMS DEFINED IN THE PLAN AND USED HEREIN SHALL, UNLESS OTHERWISE INDICATED, HAVE THE MEANINGS GIVEN TO THEM IN THE PLAN.

          6. AMENDMENT TO SECTION 2 OF ARTICLE IX. SECTION 2 OF ARTICLE IX OF THE PLAN IS HEREBY AMENDED BY (a) INSERTING "A." IMMEDIATELY PRIOR TO THE FIRST PARAGRAPH OF SUCH SECTION AND (b) INSERTING THE FOLLOWING NEW PARAGRAPH AFTER THE FIRST PARAGRAPH OF SUCH SECTION:

               "B. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE ABOVE PARAGRAPH (a) OF THIS SECTION 2, THE COMPANY MAY CONSENT TO THE TRANSFER, ASSIGNMENT OR PLEDGE BY AN ELIGIBLE DIRECTOR OF ANY BENEFIT UNDER THIS PLAN BY PROVIDING SUCH ELIGIBLE DIRECTOR WITH A WRITTEN CONSENT THAT HAS BEEN DULY AUTHORIZED AND CONSENTED TO BY THE COMPANY. SUCH TRANSFER, ASSIGNMENT OR PLEDGE SHALL BE A VALID TRANSFER, ASSIGNMENT OR PLEDGE OF ALL RIGHTS AND PRIVILEGES HELD BY THE ELIGIBLE DIRECTOR, INCLUDING THE RIGHT TO RECEIVE SHARES, UNDER THE PLAN."

          7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF DELAWARE.

          8. MISCELLANEOUS. ALL OTHER TERMS, CONDITIONS AND PROVISIONS OF THE PLAN, EXCEPT THOSE AFFECTED BY THIS FIRST AMENDMENT, REMAIN UNALTERED AND ARE HEREBY RATIFIED AND CONFIRMED.